UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                             June 10, 2011
                           -----------------

                             Monster Offers
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-53266                          26-1548306
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                     P.O. Box 1092, Bonsall, CA  92003
         --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (760) 208-4905
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                            Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry Into a Material Definitive Agreement

Item 2.03   Creation of a Direct Financial Obligation

Item 3.02  Unregistered Sales of Equity Securities

Effective June 10, 2011, Monster Offers ("the Registrant") entered into a Convertible Note Agreement ("the Note") with Tangiers Investors LP, ("Tangiers") pursuant to which the Company received $50,000 as a loan from Tangiers.

The Note is immediately due and payable and interest shall accrue at the rate of seven percent (7%). The Note is convertible into the Registrant's common stock, par value $0.001 in whole or in part, with any accrued and unpaid interest at any time or times before May 7, 2012. The conversion price shall be seventy five (75%) percent of the lowest trading price during the seven
(7) trading days prior to conversion.

The Note referred to above (and the shares of common stock underlying them) are exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The above described executed Convertible Promissory Note is attached hereto and incorporated by reference as Exhibit 10.14.

                       --------------------------------

Effective June 1, 2011, the Registrant entered into a Convertible Promissory Note Agreement ("the Promissory Note") with Asher Enterprises, Inc., ("Asher") pursuant to which the Company received $32,500 as a loan from Asher.

The Promissory Note matures on March 2, 2012 and pays interest on the unpaid principal balance at the rate of eight percent (8%). Asher shall have the right from time to time, and at any time during the period beginning on the date which is one hundred eighty (180) days following the date of this Promissory Note to convert the Promissory Note to common shares, par value $0.001 of the Registrant. The conversion price shall be fifty-five (55%) percent of the lowest trading price at the average of the lowest three (3) Trading Prices for the Common Stock during the ten (10) Trading Day period prior to conversion.

The Promissory Note referred to above (and the shares of common stock underlying them) are exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The above described executed Convertible Promissory Note is attached hereto and incorporated by reference as Exhibit 10.15.


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Item 9.01  Financial Statements and Exhibits

(c) Exhibits

10.14 Convertible Note Agreement between Monster Offers and Tangiers Investors, LP dated May 16, 2011.

10.15 Convertible Promissory Note between Monster Offers and Asher Enterprises, Inc, dated June 1, 2011


                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         Monster Offers
                                   ---------------------------
                                           Registrant

                                By: /s/ Paul Gain
                                ------------------------------------
                                Name:   Paul Gain
                                Title:  Chairman and CEO


Dated:  June 23, 2011


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